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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006.

Item 1. Longleaf Partners Funds Semi-Annual Report at June 30, 2006.
LETTER TO SHAREHOLDERS
Partners Fund - MANAGEMENT DISCUSSION
Partners Fund - PERFORMANCE HISTORY AND PORTFOLIO CHANGES
Partners Fund - PORTFOLIO SUMMARY
Partners Fund - PORTFOLIO OF INVESTMENTS
International Fund - MANAGEMENT DISCUSSION
International Fund - PERFORMANCE HISTORY
International Fund - PORTFOLIO SUMMARY
International Fund - PORTFOLIO OF INVESTMENTS
Small-Cap Fund - MANAGEMENT DISCUSSION
Small-Cap Fund - PERFORMANCE HISTORY
Small-Cap Fund - PORTFOLIO SUMMARY
Small-Cap Fund - PORTFOLIO OF INVESTMENTS
Longleaf Partners Funds STATEMENTS OF ASSETS AND LIABILITIES
Longleaf Partners Funds STATEMENTS OF OPERATIONS
Longleaf Partners Funds STATEMENTS OF CHANGES IN NET ASSETS
Longleaf Partners Funds FINANCIAL HIGHLIGHTS
EXPENSE EXAMPLE
FUND INFORMATION
SERVICE DIRECTORY
Item 2. Code of Ethics.
Item 3. Audit Committee Financial Expert.
Item 4. Principal Accountant Fees and Services.
Item 5. Audit Committee of Listed Registrants.
Item 6. Schedule of Investments
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Item 10. Submission of Matters to a Vote of Security Holders
Item 11. Controls and Procedures.
Item 12. Exhibits.
Ex-99 Certifications of the CEO & CFO
EX-99.906 Certifications of the CEO & CFO

Item 1.     Longleaf Partners Funds Semi-Annual Report at June 30, 2006.

LONGLEAF PARTNERS FUNDS  ®
SEMI-ANNUAL REPORT
at June 30, 2006
PARTNERS FUND
INTERNATIONAL FUND
SMALL-CAP FUND

MANAGED BY:
SOUTHEASTERN ASSET MANAGEMENT, INC.tm
Memphis, TN

Cautionary Statement
One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V ratio is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
© 2006 Longleaf Partners Funds Trust. All Rights Reserved.
LONGLEAF PARTNERS FUNDS and the pine cone logo are registered trademarks and LONGLEAF is a trademark of Longleaf Partners Funds Trust.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
TO OUR SHAREHOLDERS:
In a quarter that re-introduced the concept of volatility, few areas were immune. Most U.S. funds lost ground, with small cap and growth funds suffering the largest losses over the three months as reported by Lipper Inc. Overseas markets in local currency terms also declined. In the midst of falling world-wide stock prices during May and June, the three Longleaf Funds gave back some of the gains made in the first quarter. Only the Partners Fund remained ahead of either its benchmark or more importantly, the absolute annual goal of inflation plus 10%. The long-term and recent returns of the Funds are summarized below.

	10 Year		Year-to-Date	2nd Quarter

Partners Fund	12.6%		9.0%	(1.3)%
S&P 500 Index	8.3		2.7	(1.5)
International Fund	14.7	*	3.7	(1.7)
EAFE Index	6.6	*	10.2	0.7
Small-Cap Fund	14.1		3.3	(2.2)
Russell 2000 Index	9.1		8.2	(5.0)
Inflation plus 10%	12.6		7.3	3.8

* Return since inception 10/26/98. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at 10/31/98 was used to calculate performance since inception. Inflation Plus 10% for the period since inception was 12.8%.
We have often said that volatility is our friend, and the second quarter was no different. While short-term performance suffered a bit, the long-term opportunity for all three Funds improved. How so? First, prices declined, but values did not. No recalibration occurred in the eventual “weighing machine” that Ben Graham described. Second, in many cases our appraisals grew, increasing the expected outcome for those companies. Third, given stable or higher values, stock declines allowed us to buy more of some holdings at fire-sale prices, reducing our average cost and raising the expected eventual long-term gain. Fourth, we were able to purchase a new investment in each Fund due to “on deck” companies reaching our required discount. Fifth, the “on deck” list of businesses that both meet our qualitative criteria and are almost cheap enough for purchase is longer and better than it has been in some time for each Fund. Finally, as a result of the investments made, cash levels are the lowest in three

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
years. The return prospects from our purchases are much better than those from cash. The price-to-value ratio (P/ V) of each Fund improved due to the factors listed above. The lower P/ Vs mean a larger margin of safety in the portfolios, which translates into less risk of capital loss and more return opportunity. For the first time since 2003 all three Funds trade below 70% of appraised value.
The improved positioning of the Longleaf portfolios begs the question of re-opening the Funds. Small-Cap will not re-open due to size constraints. Given the size of the Partners Fund combined with the comparable U.S. institutional account mandates that Southeastern manages, opportunities for improving the portfolio would need to be much more dramatic to consider re-opening. The International Fund, however, could make meaningful P/ V headway that benefits existing shareholders by putting incremental cash inflows into 60-cent or cheaper dollars that are now available. Given the high quality and undervaluation of the International Fund’s holdings and the magnitude of stock ownership by management teams, the opportunity to buy more of these franchises is compelling. In addition, new cash will position the Fund to take advantage of an attractive on-deck list in the case of future volatility. Effective July 10, 2006, Longleaf Partners International Fund opened to new shareholders.
Additional information on holdings and the performance drivers for each Fund follows in the Management Discussion sections. We are hopeful that the second half of 2006 will bring more of what we found in the second quarter — increased volatility, high quality investments available at significant discounts, and a growing list of ways to further improve the long-term return prospects in the Funds’ portfolios.
Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

Intentionally Left Blank

Partners Fund - MANAGEMENT DISCUSSION
In the second quarter Longleaf Partners Fund held up better than the benchmark, but lost ground, declining 1.3%. The year-to-date return of 9.0% remained significantly above the S&P 500 Index’s 2.7% as well as the absolute annual goal of inflation plus 10%. The Fund has dramatically outperformed the Index over the last five and ten years. For the ten year period, the Fund has also produced real returns near 10%.
Rallies in many holdings that began the year at the lowest P/ Vs have driven much of the strong performance in 2006. Although Level 3’s stock fell 14% in the second quarter, both the equity and the convertible bonds have made significant gains this year. The combination of top line growth, increased operating cash flow and several solid acquisitions has generated value appreciation. In spite of the stock’s large rally, the price remains at less than 60% of our appraisal.
Much good news has emerged at General Motors. First, the company secured an agreement to sell 51% of GMAC. Second, the employee buy-out offers, which will be a big help in lowering costs, were more widely accepted than anticipated. Third, and most recently, the board is exploring an alliance with Renault and Nissan. GM stock rose 40% in the quarter and is up over 53% for the year.
The Fund’s media related holdings, including Disney, Comcast, DirecTV, and Liberty Capital (formerly Liberty Media), have gained ground in 2006. In the second quarter Comcast led the group, rising 25%. Fundamentals in the industry have not changed significantly, but sentiment has begun to improve. Fortunately, most of these stocks started the year at such a discount that even with the recent price increases, they trade at attractive price-to-value ratios.
Dell was the primary cause of the Fund’s loss in the quarter and its 18% price decline also made it the largest detractor from year-to-date performance. Although the consumer business has slowed, revenues attributable to corporate customers, including notebooks, servers, storage, peripherals and services, enjoyed larger gains. Dell’s overseas business, which is heavily weighted to corporate and government customers, grew sales at double-digit rates. Given the long-term prospects for Dell’s growth, the company’s low-cost advantage due to its direct sales model, management’s stock ownership and operating record, the tremendous level of share buybacks, and the extreme undervaluation of the stock’s price, we have added to the stock at these lower levels to overweight the position.
During the quarter two events resulted in portfolio sales. We received a combination of cash and shares, which we sold, from McClatchy’s acquisition of Knight Ridder. We also sold Embarq, Sprint’s land-line business, after its spin-

Partners Fund - MANAGEMENT DISCUSSION
off. The proceeds from these liquidations as well as reductions in several holdings enabled us to add to some of our most undervalued holdings. In addition, we purchased one new company, Chesapeake Energy.
We are as excited about the positioning of the Fund as we have been in recent years.

•	Cash is down to 1% of assets, and we have new names on the trading desk.

•	The business quality of the holdings in the portfolio is higher than average.

•	The magnitude of share repurchases by management teams is growing those companies’ values faster than organic growth otherwise would.

•	Our management partners have huge personal stakes in many of the businesses we own.

•	The “on-deck” list of companies that meet our qualitative criteria but are slightly above our price limit is growing.

•	The P/ V is in the mid-60%s (versus Southeastern’s long-term average of the high-60%s.)
We encourage our partners to add to their ownership in the Fund. While the size of Southeastern’s combined assets in the U.S. big-cap mandate makes us hesitant to reopen at this point, limited inflows will allow additional purchases that will enhance the long-term opportunity for existing shareholders.

Partners Fund - PERFORMANCE HISTORY AND PORTFOLIO CHANGES
AND PORTFOLIO CHANGES
AVERAGE ANNUAL RETURNS
for the periods ended June 30, 2006

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

Year-to-Date	8.98%	7.33%	2.71%
One Year	14.16	14.32	8.63
Five Years	8.27	12.65	2.49
Ten Years	12.55	12.62	8.31
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted CPI-U is used for periods less than a full year. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.
PORTFOLIO CHANGES
January 1, 2006 through June 30, 2006

New Holdings	Eliminations

Chesapeake Energy Corporation
* Embarq Corporation (Sprint Nextel   Corporation)
* Liberty Media Holding Corporation   - Capital Series A (Liberty Media   Corporation - Class A)
* Liberty Media Holding Corporation   - Interactive Series A (Liberty   Media Corporation - Class A)
* The McClatchy Company - Class A   (Knight- Ridder, Inc.)
Embarq Corporation
* Knight-Ridder, Inc. (The   McClatchy Company - Class A)
* Liberty Media Corporation -   Class A (Liberty Media Holding   Corporation - Capital Series A   and Liberty Media Holding   Corporation - Interactive
  Series A)
  The McClatchy Company - Class A
Waste Management, Inc.

*	Change due to corporate action (name of related holding)

Partners Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS
at June 30, 2006

		Net
		Assets

Common Stock		94.8%
Dell Inc.	9.8
Koninklijke Philips Electronics N.V.	6.9
The NipponKoa Insurance Company, Ltd.	5.8
Aon Corporation	5.3
Yum! Brands, Inc.	5.1
FedEx Corporation	4.9
The Walt Disney Corporation	4.9
Comcast Corporation	4.9
The DIRECTV Group, Inc.	4.8
Vivendi Universal, S.A.	4.8
Cemex S.A. de C.V.	4.6
General Motors Corporation	4.5
Sprint Nextel Corporation	4.4
Pioneer Natural Resources Company	4.3
Liberty Media Holding Corporation - Interactive	4.1
Level 3 Communications, Inc.	3.8
Chesapeake Energy Corporation	3.6
Telephone and Data Systems, Inc.	3.0
Liberty Media Holding Corporation - Capital	2.5
Anheuser-Busch Companies, Inc.	1.9
Discovery Holding Company	0.7
Nestle S.A.	0.2
Corporate Bonds		3.6
Level 3 Communications, Inc.	3.6
Cash Reserves		1.0
Other Assets and Liabilities, net		0.6

		100.0%

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2006 (Unaudited)

Shares			Value

Common Stock 94.8%
		Automobiles 4.5%
14,240,000		General Motors Corporation	$424,209,600
		Beverages 1.9%
3,951,400		Anheuser-Busch Companies, Inc.	180,144,326
		Broadcasting and Cable 9.7%
1,231,596	*	Comcast Corporation – Class A	40,322,453
12,826,021	*	Comcast Corporation – Class A Special	420,436,968
27,842,500	*	The DIRECTV Group, Inc.	459,401,250

			920,160,671

		Construction Materials 4.6%
78,770		Cemex S.A. de C.V. (Foreign)	449,021
7,706,436		Cemex S.A. de C.V. ADS (Foreign)	439,035,659

			439,484,680

		Entertainment 12.2%
4,335,344	*	Discovery Holding Company – Class A	63,426,083
2,788,172	*	Liberty Media Holding Corporation - Capital Series A	233,565,168
22,584,666	*	Liberty Media Holding Corporation - Interactive Series A	389,811,335
15,489,800		The Walt Disney Corporation	464,694,000

			1,151,496,586

		Food 0.2%
55,000		Nestle S.A. (Foreign)	17,274,661
		Insurance Brokerage 5.3%
14,627,000		Aon Corporation	509,312,140
		Multi-Industry 4.8%
8,979,370		Vivendi Universal, S.A. (Foreign)(d)	314,702,914
4,068,200		Vivendi Universal, S.A. ADR (Foreign)	142,020,862

			456,723,776

		Natural Resources 7.9%
11,331,000		Chesapeake Energy Corporation	342,762,750
8,784,400		Pioneer Natural Resources Company(b)	407,684,004

			750,446,754

		Property & Casualty Insurance 5.8%
63,701,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)(d)	549,952,709
		Restaurants 5.1%
9,702,900		Yum! Brands, Inc.	487,764,783
See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2006 (Unaudited)

Shares			Value

		Technology 16.7%
37,954,290	*	Dell Inc.	$926,464,219
19,232,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	600,970,344
1,941,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	60,472,790

			1,587,907,353

		Telecommunications 11.2%
81,029,000	*	Level 3 Communications, Inc.(b)	359,768,760
21,035,900		Sprint Nextel Corporation	420,507,641
1,530,800		Telephone and Data Systems, Inc.	63,375,120
5,666,200		Telephone and Data Systems, Inc. – Special	220,415,180

			1,064,066,701

		Transportation 4.9%
3,998,600		FedEx Corporation(d)	467,276,396

		Total Common Stocks (Cost $6,824,841,791)	9,006,221,136

Principal
Amount

Corporate Bonds 3.6%
Telecommunications 3.6%
222,079,000	Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11 (Cost $222,079,000)(b)(c)	338,948,074
Short-Term Obligations 1.0%
92,610,000	Repurchase Agreement with State Street Bank, 4.65% due 7-3-06, Repurchase price $92,645,886 (Collateralized by U.S. government securities)	92,610,000

Total Investments (Cost 7,139,530,791)(a)	99.4%	9,437,779,210
Other Assets and Liabilities, Net	0.6	58,723,422

Net Assets	100.0%	$9,496,502,632

Net asset value per share		$33.75

*  Non-income producing security.

(a)	Aggregate cost for federal income tax purposes is $7,160,491,327. Net unrealized appreciation of $2,298,248,419 consists of unrealized appreciation and depreciation of $2,850,335,574 and $(552,087,155), respectively.
(b)	Affiliated issuer. See Note 7.
(c)	Illiquid security. See Note 8.
(d)	All or a portion designated as collateral. See Note 10.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 22% of net assets.
See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2006 (Unaudited)
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain(Loss)

267,679,000	Euro 11-29-06	$345,760,474	$1,025,701
29,770,917,000	Japanese Yen 8-22-06	262,168,549	(2,162,812)
18,026,000,000	Japanese Yen 10-4-06	159,680,542	(2,636,380)
14,312,000,000	Japanese Yen 11-29-06	127,805,686	3,067,226

		$895,415,251	$(706,265)

See Notes to Financial Statements.

International Fund - MANAGEMENT DISCUSSION
Longleaf Partners International Fund lost 1.7% in the second quarter compared to a 0.7% gain for the EAFE Index. For the year-to-date, the Fund advanced 3.7% versus the Index’s 10.2% rise. The Index’s small absolute gain in the quarter masked a return of volatility to markets that have levitated since early 2003. Drops of over 20% from peak to trough characterized many emerging markets: Turkey declined 30%, Mexico and Brazil both dropped by nearly a quarter, Russia dropped 32%, and the Morgan Stanley Emerging Markets Index dropped 25%. Developed markets were somewhat less volatile: the EAFE Index dropped 15%. The Fund itself declined nearly 10% from its absolute peak in May to its June trough. Markets rallied strongly at the end of the quarter, but the declines marked the first significant setbacks for international equities in four years. When we started the Fund in 1998, international equities as measured by the EAFE Index had returned less than 4% a year for the prior decade, and those who had piled into emerging markets had lost most of their money after Thailand and Russia collapsed. Much has changed in the past decade, but not the alternating cycles of fear and greed that have always characterized markets. In the second quarter, fear came back to a table previously ruled by greed. This type of environment usually creates opportunities for long-term investors, and the second quarter was no exception.
The Fund has paid a performance price for standing aside during the multi-year rally in the world’s riskiest assets. Absolute performance since inception remains above our long-term objective of inflation plus 10%, but the Fund’s more recent returns have somewhat lagged this objective and have trailed most international indices. We have made a few analytical mistakes, but the biggest performance drag has been the high cash balances carried over the past three years as we waited for ideas that qualified both qualitatively and quantitatively. This patience has finally paid off. At precisely the time that the bloom has begun to fade from riskier equities, we have completed the assembly of the highest quality portfolio of international businesses that the Fund has ever owned. At one point during the quarter, Longleaf International was fully invested with several qualifying names on deck. While some of these names moved away with the recent rally, we are finally in a position to put significant new capital to work, and improve the P/V of the Fund for existing investors from its current high-60%s. For this reason, as of July 10th, Longleaf Partners International Fund is open to new shareholders.
We spent the Fund’s last full position of cash to buy Cheung Kong, Hong Kong’s leading residential property developer and, via Hutchison Whampoa, the world’s largest owner of container ports. No investment better illustrates our current opportunity set: the cheapest stocks happen to be franchises that we as analysts, and more importantly, as consumers, stare in the face every day. Cheung Kong’s

International Fund - MANAGEMENT DISCUSSION
ticker, “1 HK,” symbolizes this phenomenon. No stock could be more obvious, yet few are as ignored. We have wanted to own Cheung Kong since we started the Fund to take advantage of the Asian crises in 1998, but even then, it was too expensive.
We have amassed positions in companies we never thought we could own. Over half of the portfolio consists of “perma-holdings” — companies with superior economics that dominate their industries and delight their customers. Nestle, Dell, YUM, News Corp, Olympus’ and Philips’ medical businesses, Shaw, BSkyB, Cheung Kong, Cemex, Millea, and even the much maligned Japanese cellular carriers DoCoMo and KDDI all fall into this category. Their names resonate with the consumer within us. None could be easily dislodged by even the best-capitalized new competitor. Some face temporary problems, but we are reasonably certain that all these franchises will become more valuable over time. Not only does the Fund own great businesses, but we have extraordinary partners with enormous personal capital tied up in these companies. Lorenzo Zambrano, Li Ka-shing, Michael Dell, Jim Shaw and Rupert Murdoch could form a global management all-star team. They not only manage over a third of the Fund’s holdings, but these five managers together have personal investments of nearly $30 billion in portfolio companies.
Ironically, three of the Fund’s best businesses, Dell, Cemex and Olympus, hurt performance over the last three months. Dell’s weak quarterly results disappointed Wall Street again. The company’s long-term prospects, particularly outside the U.S., remain solid, and Dell’s valuation has become extraordinarily compelling. Cemex and Olympus operations continued to excel. Their prices seem to have fallen in sympathy with emerging market and tech stocks, even though Cemex generates most of its earnings in developed markets and Olympus’ medical profits overshadow its technology exposure.
Shaw, News Corp and BSkyB contributed the most to performance in the quarter. Nothing material changed at any of the companies, though all seemed to benefit from a flow of capital back towards media companies. We completed the sale of SkyPerfect during the quarter.
The same three companies, together with Renault, contributed the most to performance for the year-to-date. Renault’s strong performance, as discussed in the first quarter letter, partly reflected recognition of Renault’s exceptional asset base and partly reflected CEO Carlos Ghosn’s announcement of a concrete plan to improve margins across all of Renault’s markets. Although Fairfax’s stock price recovered from the lows reached during the first quarter, it joined Dell and Willis

International Fund - MANAGEMENT DISCUSSION
on the list of major detractors from the half’s performance. Our appraisals at both Fairfax and Willis remained stable, but both stock prices reacted to the insurance sector’s recently increased volatility.
We want to introduce the newest member of our research team: Ken Siazon. We have known Ken for fifteen years. He brings a keen sense of value and many years of experience in Asian markets to the Fund. He will be based in Asia and has already had an impact on idea generation.

International Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended June 30, 2006

	International	Inflation	EAFE
	Fund	Plus 10%	Index

Year-to-Date	3.69%	7.33%	10.16%
One Year	15.34	14.32	26.56
Five Years	7.80	12.65	10.02
Since Public Offering 10/26/98	14.74	12.82	6.64
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted CPI-U is used for periods less than a full year. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

International Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS
at June 30, 2006

		Net
		Assets

Common Stock		95.5%
The NipponKoa Insurance Company, Ltd.	8.2
Dell Inc.	7.9
Shaw Communications Inc.	6.4
Koninklijke Philips Electronics N.V.	6.3
Renault S.A.	5.7
Olympus Corporation	5.7
Millea Holdings, Inc.	5.2
Cheung Kong Holdings Limited	4.9
Cemex S.A. de C.V. ADS	4.9
Vivendi Universal, S.A.	4.9
Nestle S.A.	4.9
The News Corporation	4.8
British Sky Broadcasting Group plc	4.8
Molson Coors Brewing Company	4.7
Yum! Brands, Inc.	4.0
Willis Group Holdings Limited	3.8
KDDI Corporation	3.5
Fairfax Financial Holdings Limited	2.9
NTT DoCoMo, Inc.	2.0
Cash Reserves		3.9
Other Assets and Liabilities, net		0.6

		100.0%

PORTFOLIO CHANGES
January 1, 2006 through June 30, 2006

New Holdings	Eliminations

Cheung Kong Holdings Limited	Cemex S.A. de C.V.
Dell Inc.	SKY Perfect Communications Inc.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2006 (Unaudited)

Shares		Value

Common Stock 95.5%
	Automobiles 5.7%
1,597,000	Renault S.A. (France)(b)	$171,588,642
	Beverages 4.7%
2,089,600	Molson Coors Brewing Company (United States)(b)	141,842,048
	Broadcasting and Cable 16.0%
13,762,000	British Sky Broadcasting Group plc (United Kingdom)(b)	145,941,328
7,239,640	The News Corporation (United States)	146,095,935
6,773,900	Shaw Communications Inc. – Class B (Canada)(b)	191,633,631

		483,670,894

	Construction Materials 4.9%
2,593,000	Cemex S.A. de C.V. ADS (Mexico)	147,723,210
	Food 4.9%
469,000	Nestle S.A. (Switzerland)	147,305,742
	Insurance Brokerage 3.8%
3,586,000	Willis Group Holdings Limited (United Kingdom)	115,110,600
	Medical and Photo Equipment 5.7%
6,405,000	Olympus Corporation (Japan)(b)	171,262,670
	Multi-Industry 4.9%
4,213,000	Vivendi Universal, S.A. (France)(b)	147,654,387
	Property & Casualty Insurance 16.3%
910,000	Fairfax Financial Holdings Limited (Canada)	86,540,894
8,396	Millea Holdings, Inc. (Japan)	156,269,487
28,556,000	The NipponKoa Insurance Company, Ltd. (Japan)(b)	246,533,799

		489,344,180

	Real Estate 4.9%
13,723,000	Cheung Kong Holdings Limited (Hong Kong)	148,692,485
	Restaurants 4.0%
2,418,000	Yum! Brands, Inc. (United States)	121,552,860
See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2006 (Unaudited)

Shares			Value

		Technology 14.2%
9,701,500	*	Dell Inc. (United States)	$236,813,615
3,044,931		Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	95,149,225
3,063,069		Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	95,383,969

			427,346,809

		Telecommunications 5.5%
17,163		KDDI Corporation (Japan)	105,431,571
41,647		NTT DoCoMo, Inc. (Japan)(b)	61,138,553

		Total Common Stocks (Cost $2,044,869,668)	166,570,124

			2,879,664,651

Principal
Amount

Short-Term Obligations 3.9%
116,385,000	Repurchase Agreement with State Street Bank, 4.65% due 7-3-06, Repurchase price $116,430,099 (Collateralized by U.S. government securities)	116,385,000

Total Investments (Cost $2,161,254,668)(a)	99.4%	2,996,049,651
Other Assets and Liabilities, Net	0.6	18,155,180

Net Assets	100.0%	$3,014,204,831

Net asset value per share		$ 18.00

*  Non-income producing security.

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $834,794,983 consists of unrealized appreciation and depreciation of $914,519,297 and $(79,724,314), respectively.
(b)	All or a portion designated as collateral. See Note 10.

Note:	Country listed in parenthesis after each company indicates location of headquarters.
See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2006 (Unaudited)
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain(Loss)

77,387,000	British Pound 10-4-06	$143,425,416	$(7,651,472)
180,732,000	Canadian Dollar 8-22-06	162,163,205	(4,753,088)
67,000,000	Canadian Dollar 10-4-06	60,189,084	(2,210,544)
64,768,000	Canadian Dollar 11-29-06	58,279,917	674,043
83,930,000	Euro 11-29-06	108,412,227	321,606
26,488,000,000	Japanese Yen 8-22-06	233,258,536	(1,375,493)
11,700,000,000	Japanese Yen 10-4-06	103,642,646	(1,711,176)
27,902,000,000	Japanese Yen 11-29-06	249,163,937	5,979,720

		$1,118,534,968	$(10,726,404)

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	25.7%	24.6%
United States	22.4	21.4
France	11.1	10.6
Canada	9.7	9.2
United Kingdom	9.1	8.7
Netherlands	6.6	6.3
Hong Kong	5.2	4.9
Mexico	5.1	4.9
Switzerland	5.1	4.9

	100.0%	95.5

Cash, other assets and liabilities, net		4.5

		100.0%

See Notes to Financial Statements.

Small-Cap Fund - MANAGEMENT DISCUSSION
Longleaf Partners Small-Cap Fund held up better in the second quarter than the benchmark, falling 2.2% versus the 5.0% decline of the Russell 2000 Index. The Fund’s year-to-date return of 3.3% fell short of our absolute annual goal of inflation plus 10% and the Index’s 8.2% return.
Two companies have driven most of Small-Cap’s positive results in 2006. Although Level 3’s stock fell 14% in the second quarter, both the equity and the bonds have made significant gains this year. The combination of top line growth, increased operating cash flow and several solid acquisitions has generated value appreciation. In spite of the stock’s large rally, the price remains at less than 60% of our appraisal.
Shaw Communications’ price has also steadily increased this year, and the stock was the best performer during the second quarter. The company has experienced rapid growth in its voice-over-IP phone offering along with price increases and subscriber growth in basic cable and high-speed internet. Shaw’s value has increased with the substantial organic growth in its business.
Olympus and Jacuzzi, which had been among the largest contributors to performance in the first quarter, gave back some of those gains over the last three months. The recent price declines did not reflect a change in our long-term outlook for either company, and both stocks remained in positive territory for the year-to-date. After its dramatic decline in the first quarter, Fairfax remained the largest detractor from 2006 performance even though the value of the company has been stable and the ratings agencies affirmed the company’s ratings early in the second quarter.
More important than the Fund’s short-term price swings was the ongoing improvement to Small-Cap’s portfolio. Over the quarter new purchases helped cut cash levels in half, even as we sold Hasbro and the Fund’s minimal stakes in Saks and Hollinger. In each case we exchanged businesses selling at close to appraisal for companies with a larger margin of safety between price and value, and with values that are growing more rapidly. The primary new holding in the Fund was Wendy’s. We have taken a short swap position in Tim Hortons to lock in the price we receive for this high quality Canadian restaurant chain when Wendy’s spins it out in October. This position is, therefore, a hedge, and not a bearish stance on Tim Hortons.
As a result of new purchases and adding to several extremely discounted existing holdings, the P/ V moved below 70% for the first time in three years. The trading desk is currently working on adding two additional names which would put the remaining cash to work. The Fund is almost fully invested in a core group of holdings with growing values and solid management teams.

Small-Cap Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended June 30, 2006

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

Year-to-Date	3.26%	7.33%	8.21%
One Year	9.37	14.32	14.58
Five Years	11.84	12.65	8.50
Ten Years	14.14	12.62	9.05
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Seasonally adjusted CPI-U is used for periods less than a full year. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Small-Cap Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS
at June 30, 2006

		Net
		Assets

Common Stock		80.9%
Shaw Communications Inc.	7.1
Discovery Holding Company	6.0
Olympus Corporation	5.6
IHOP Corp.	4.9
Service Corporation International	4.8
Pioneer Natural Resources Company	4.8
Wendy’s International, Inc.	4.8
Molson Coors Brewing Company	4.6
Hilb, Rogal & Hobbs Company	4.5
Jacuzzi Brands, Inc.	4.4
Potlatch Corporation	4.4
Everest Re Group, Ltd.	4.2
Level 3 Communications, Inc.	4.1
Ruddick Corporation	4.0
PepsiAmericas, Inc.	4.0
Fairfax Financial Holdings Limited	2.9
Willis Group Holdings Limited	2.7
U.S.I. Holdings Corporation	1.1
Vail Resorts, Inc.	1.0
Odyssey Re Holdings Corp.	0.7
IDT Corporation	0.3
Corporate Bonds		11.4
Level 3 Communications, Inc.	11.4
Cash Reserves		6.3
Other Assets and Liabilities, net		1.4

		100.0%

PORTFOLIO CHANGES
January 1, 2006 through June 30, 2006

New Holdings	Eliminations

IDT Corporation — Class B * Level 3 Communications, Inc., 11.5% Senior Notes due 3-1-10 Wendy’s International, Inc.	Deltic Timber Corporation
Hasbro, Inc.
Hollinger International Inc.
* Level 3 Communications, Inc.,
  11% Senior Notes due 3-15-08
* Level 3 Communications, Inc.,
  9.125% Senior Notes due 5-1-08
Saks Incorporated
* Level 3 2008 Notes exchanged for 2010 maturity.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2006 (Unaudited)

Shares			Value

Common Stock 80.9%
		Beverages 8.6%
1,981,000		Molson Coors Brewing Company(c)	$134,470,280
5,262,900		PepsiAmericas, Inc.	116,362,719

			250,832,999

		Broadcasting and Cable 7.1%
7,317,700		Shaw Communications Inc. – Class B (Foreign)(c)	207,017,733
		Entertainment 6.0%
11,922,000	*	Discovery Holding Company – Class A	174,418,860
		Funeral Services 4.8%
17,204,900		Service Corporation International(b)	140,047,886
		Grocery – Retail 4.0%
4,794,700		Ruddick Corporation(b)	117,518,097
		Insurance Brokerage 8.3%
3,526,400		Hilb Rogal & Hobbs Company(b)	131,428,928
2,360,576	*	U.S.I. Holdings Corporation	31,655,324
2,513,000		Willis Group Holdings Limited (Foreign)	80,667,300

			243,751,552

		Manufacturing 4.4%
14,609,800	*	Jacuzzi Brands, Inc.(b)	128,566,240
		Medical and Photo Equipment 5.6%
6,149,000		Olympus Corporation (Foreign)	164,417,511
		Natural Resources 9.2%
3,017,200		Pioneer Natural Resources Company	140,028,252
3,387,422		Potlatch Corporation(b)	127,875,181

			267,903,433

		Property & Casualty Insurance 7.8%
1,421,800		Everest Re Group, Ltd. (Foreign)	123,085,226
886,000		Fairfax Financial Holdings Limited (Foreign)	84,258,497
843,800		Odyssey Re Holdings Corp.	22,234,130

			229,577,853

		Real Estate 1.0%
817,117	*	Vail Resorts, Inc.	30,315,041
		Restaurants 9.7%
2,978,100		IHOP Corp.(b)	143,187,048
2,395,600		Wendy’s International, Inc.(c)	139,639,524

			282,826,572

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2006 (Unaudited)

Shares			Value

		Telecommunications 4.4%
663,300	*	IDT Corporation – Class B	$9,146,907
27,197,271	*	Level 3 Communications, Inc.	120,755,883

			129,902,790

		Total Common Stocks (Cost $1,960,593,175)	2,367,096,567

Principal
Amount

Corporate Bonds 11.4%
	Telecommunications 11.4%
105,964,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	92,983,410
232,300,000	Level 3 Communications, Inc., 11.5% Senior Notes due 3-1-10	231,138,500
10,800,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 3-15-10	9,004,500

	Total Corporate Bonds (Cost $261,533,826)	333,126,410

Short-Term Obligations 6.3%
84,237,000	Repurchase Agreement with State Street Bank, 4.65% due 7-3-06, Repurchase price $84,269,642 (Collateralized by U.S. government securities)	84,237,000
100,000,000	U.S. Treasury Bills, 4.73% – 4.74% due 7-6-06 to 7-27-06	99,800,111

Total Short-Term Obligations	184,037,111

Total Investments (Cost $2,406,164,112)(a)	98.6%	2,884,260,088
Other Assets and Liabilities, Net	1.4	42,146,483

Net Assets	100.0%	$2,926,406,571

Net asset value per share	$27.90

*  Non-income producing security.

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $478,095,976 consists of unrealized appreciation and depreciation of $537,241,872 and $(59,145,896), respectively.
(b)	Affiliated issuer. See Note 7.
(c)	All or a portion designated as collateral. See Note 10.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 23% of net assets.
See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2006 (Unaudited)
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

99,468,000	Canadian Dollar 8-22-06	$89,248,443	$(2,615,918)
74,402,000	Canadian Dollar 9-26-06	66,832,012	(2,605,971)

		$156,080,455	$(5,221,889)

SWAP AGREEMENTS

		Underlying
		Notional
		Amount	Unrealized
Units	Agreement	at Value	Gain

3,402,900	Tim Hortons, Inc. expiring 10-11-07	$87,624,675	$1,819,673

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2006 (Unaudited)

Intentionally Left Blank

Longleaf Partners Funds
STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2006 (Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Assets:
Investments:
Affiliated securities, at market value (cost $842,484,145, $0 and $684,206,721, respectively) (Note 2 and 7)	$1,656,353,547	$–	$788,623,379
Other securities, at market value (cost $6,297,046,646, $2,161,254,668 and $1,721,957,391, respectively) (Note 2)	7,781,425,663	2,996,049,651	2,095,636,709

Total Investments	9,437,779,210	2,996,049,651	2,884,260,088
Cash	212	162	13
Receivable for:
Fund shares sold	31,095,242	1,702,422	549,924
Dividends and interest	8,637,924	4,733,108	17,326,810
Securities sold	31,734,744	27,038,921	36,382,600
Foreign tax reclaims	1,163,361	861,866	–
Swap contracts receivable (Note 2)	–	–	1,819,673
Prepaid assets	211,730	79,122	100,583

Total Assets	9,510,622,423	3,030,465,252	2,940,439,691

Liabilities:
Payable for:
Fund shares redeemed	6,333,512	1,516,148	1,050,207
Investment counsel fee (Note 3)	5,792,361	3,561,983	1,862,495
Administration fee (Note 4)	761,356	243,863	237,374
Forward currency contracts (Note 2)	706,265	10,726,404	5,221,889
Securities purchased	–	–	5,532,700
Other accrued expenses	526,297	212,023	128,455

Total Liabilities	14,119,791	16,260,421	14,033,120

	$9,496,502,632	$3,014,204,831	$2,926,406,571

Net Assets:
Net assets consist of:
Paid-in capital	$6,542,367,810	$2,072,901,809	$2,321,011,152
Undistributed net investment income	45,534,241	13,330,688	44,735,719
Accumulated net realized gain on investments and foreign currency	610,883,125	103,751,210	85,944,737
Unrealized gain on investments and foreign currency	2,297,717,456	824,221,124	474,714,963

Net Assets	$9,496,502,632	$3,014,204,831	$2,926,406,571

Net asset value per share	$33.75	$18.00	$27.90

Fund shares issued and outstanding	281,347,916	167,437,731	104,907,460
See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF OPERATIONS
for the six months ended June 30, 2006 (Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $4,736,260, $3,407,744 and $524,768, respectively)	$66,595,168	$32,240,160	$9,717,702
Dividends from affiliates (net of foreign tax withheld of $283,679, $0, and $0 respectively) (Note 7)	4,823,018	–	13,696,544
Interest	14,287,470	5,512,644	33,743,971

Total income	85,705,656	37,752,804	57,158,217

Expenses:
Investment counsel fee (Note 3)	34,983,793	21,885,124	11,447,119
Administration fee (Note 4)	4,598,387	1,502,865	1,460,164
Transfer agent fees and expenses	968,803	317,190	280,883
Custodian fees and expenses	323,023	232,869	26,678
Prospectus and shareholder reports	318,609	98,334	69,077
Trustees’ fees and expenses	142,650	73,225	73,225
Registration fees	30,765	26,269	20,768
Professional fees	31,619	31,594	34,332
Other	125,959	49,476	50,906

Total expenses	41,523,608	24,216,946	13,463,152

Net investment income	44,182,048	13,535,858	43,695,065

Realized and unrealized gain:
Net realized gain(loss):
Non-affiliated securities	536,085,703	55,792,355	55,355,788
Affiliated securities (Note 7)	–	–	28,072,836
Forward currency contracts	(18,810,343)	(7,704,763)	(7,513,615)
Foreign currency transactions	(138,500)	(29,818)	9,509

Net gain	517,136,860	48,057,774	75,924,518

Change in unrealized appreciation (depreciation):
Securities	233,061,989	70,156,039	(26,555,637)
Other assets, liabilities and forwards	(13,183,784)	(24,706,633)	(1,261,619)

Change in net unrealized appreciation (depreciation)	219,878,205	45,449,406	(27,817,256)

Net realized and unrealized gain	737,015,065	93,507,180	48,107,262

Net increase in net assets resulting from operations	$781,197,113	$107,043,038	$91,802,327

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund

	Six months ended	Year ended
	June 30, 2006	December 31,
	(Unaudited)	2005

Operations:
Net investment income(loss)	$44,182,048	$84,075,903
Net realized gain from investments and foreign currency transactions	517,136,860	243,340,209
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	219,878,205	(18,286,831)

Net increase in net assets resulting from operations	781,197,113	309,129,281

Distributions to shareholders:
From net investment income	–	(81,831,726)
From net realized gain on investments	–	(325,057,284)

Net decrease in net assets resulting from distributions	–	(406,889,010)

Capital share transactions (Note 6):
Net proceeds from sale of shares	624,067,398	928,952,979
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	370,526,435
Cost of shares redeemed	(687,966,978)	(1,421,979,891)

Net increase(decrease) in net assets from fund share transactions	(63,899,580)	(122,500,477)

Total increase(decrease) in net assets	717,297,533	(220,260,206)
Net assets:
Beginning of period	8,779,205,099	8,999,465,305

End of period	$9,496,502,632	$8,779,205,099

Undistributed net investment income (loss) included in net assets at end of period	$45,534,241	$1,490,693

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

International Fund		Small-Cap Fund

Six months ended	Year ended	Six months ended	Year ended
June 30, 2006	December 31,	June 30, 2006	December 31,
(Unaudited)	2005	(Unaudited)	2005

$13,535,858	$(1,317,734)	$43,695,065	$58,829,578
48,057,774	210,717,920	75,924,518	243,426,514
45,449,406	115,480,390	(27,817,256)	(28,734,689)

107,043,038	324,880,576	91,802,327	273,521,403

–	–	–	(58,057,866)
–	(30,392,470)	–	(450,808,249)

–	(30,392,470)	–	(508,866,115)

244,013,341	405,945,388	183,941,458	385,120,467
–	27,692,238	–	467,477,965
(217,581,095)	(427,030,964)	(161,879,759)	(478,553,991)

26,432,246	6,606,662	22,061,699	374,044,441

133,475,284	301,094,768	113,864,026	138,699,729
2,880,729,547	2,579,634,779	2,812,542,545	2,673,842,816

$3,014,204,831	$2,880,729,547	$2,926,406,571	$2,812,542,545

$13,330,688	$(175,352)	$44,735,719	$1,031,145

See Notes to Financial Statements.

Longleaf Partners Funds
NOTES TO FINANCIAL STATEMENTS
Note 1. Organization
The Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.
Note 2. Significant Accounting Policies
Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.
In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.
When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. We generally price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we may price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.
Accounting for Investments
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.
Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.
Federal Income Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.
The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.
Forward Currency Contracts
Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.
Risk of Forward Currency Contracts
The Funds generally use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Each Fund may seek to hedge foreign currency exposure to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.
Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.
Swap Agreements
The Funds may enter into swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Most swap agreements entered into by the Funds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other assets deemed to be liquid.
Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statements of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
The value of equity swap agreements entered into by the Funds is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the equity that the swap pertains to at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
Note 3. Investment Counsel Agreement
Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%
For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.
The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.50%
In excess of $2.5 billion	1.25%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.
Note 4. Fund Administrator
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.
Note 5. Investment Transactions
Purchases and sales of equity securities and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$1,206,388,645	$1,388,452,805
International Fund	423,556,544	209,711,601
Small-Cap Fund	310,866,201	269,097,725
Note 6. Shares of Beneficial Interest
Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Six months ended June 30, 2006

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	18,764,565	13,527,943	6,584,945
Shares redeemed	(20,907,785)	(12,043,502)	(5,753,790)

	(2,143,220)	1,484,441	831,155

	Year ended December 31, 2005

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	29,716,877	25,083,276	13,109,002
Reinvestment of shareholder distributions	11,980,119	1,647,367	17,551,992
Shares redeemed	(45,564,127)	(26,645,660)	(16,170,526)

	(3,867,131)	84,983	14,490,468

Note 7. Affiliated Issuer
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Each Fund held at least five percent of the outstanding voting stock of the following companies during the year ended June 30, 2006:

			Market Value
	Shares(a) at
	June 30,		June 30,	December 31,
	2006		2006	2005

Partners Fund
Level 3 Communications, Inc.*	81,029,000		$359,768,760	$232,553,230
Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11 (Note 8)	222,079,000	(b)	338,948,074	235,102,601
The NipponKoa Insurance Company, Ltd.	63,701,000		549,952,709	510,969,144
Pioneer Natural Resources Company	8,784,400		407,684,004	450,376,188

			1,656,353,547	1,429,001,163

Small-Cap Fund
Deltic Timber Corporation	–		–	55,075,320
Hilb Rogal & Hobbs Company	3,526,400		131,428,928	135,801,664
IHOP Corp.	2,978,100		143,187,048	139,702,671
Jacuzzi Brands, Inc.*	14,609,800		128,566,240	122,722,320
Potlatch Corporation	3,387,422		127,875,181	28,140,960
Ruddick Corporation	4,794,700		117,518,097	86,603,216
Service Corporation International	17,204,900		140,047,886	125,041,934

			$788,623,380	$693,088,085

Purchases, sales and dividend income for these affiliates for the six months ended June 30, 2006 were as follows:

			Dividend
			or Interest
	Purchases	Sales	Income(c)

Partners Fund
Level 3 Communications, Inc.*	$–	$–	$–
Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11 (Note 8)	–	–	11,103,950	(d)
The NipponKoa Insurance Company, Ltd.	–	–	3,768,890
Pioneer Natural Resources Company	–	–	1,054,128

	$–	$–	$15,926,968

			Dividend
			or Interest
	Purchases	Sales	Income(c)

Small-Cap Fund
Deltic Timber Corporation	$–	$54,080,423	$–
Hilb Rogal & Hobbs Company	–	–	828,704
IHOP Corp	–	–	1,489,050
Jacuzzi Brands, Inc.*	–	–	–
Potlatch Corporation	98,793,056	–	9,652,806
Ruddick Corporation	16,312,535	–	913,704
Service Corporation International	15,249,034	–	812,280

	$130,354,625	$54,080,423	$13,696,544

*  Non-income producing

(a)	Common stock unless otherwise noted.
(b)	Principal amount.
(c)	Dividend income unless otherwise noted.
(d)	Interest income.
Note 8. Illiquid Security
The Partners Fund owns $222,079,000 principal amount of Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11. These notes were acquired directly from Level 3 in an offering registered on Form S-3 under the Securities Act of 1933, and the notes have likewise been registered for resale on Form S-3. Due to the lack of an active trading market, all or a portion of this position may be illiquid. These Level 3 bonds represent 2.7% of the Partners Fund’s net assets at June 30, 2006.
Note 9. Related Ownership
At June 30, 2006, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

International Fund	10,488,964	6.3%
Small-Cap Fund	7,448,610	7.1
Note 10. Collateral
Securities with the following aggregate value were segregated to collateralize forward currency contracts at June 30, 2006:

Partners Fund	$1,029,003,996
International Fund	1,199,044,020
Small-Cap Fund	330,013,280

Intentionally Left Blank

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS
The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains

Partners Fund
Six months ended June 30, 2006 (Unaudited)	$30.97	$.16	$2.62	$2.78	$–	$–
Year ended December 31,
2005	31.32	.29	.83	1.12	(.29)	(1.18)
2004	29.98	.07	2.05	2.12	(.15)	(.63)
2003	22.24	.08	7.66	7.74	–	–
2002	24.51	.04	(2.08)	(2.04)	(.04)	(.14)
2001	22.71	.20	2.13	2.33	(.20)	(.33)
International Fund
Six months ended June 30, 2006 (Unaudited)	17.36	.08	.56	.64	–	–
Year ended December 31,
2005	15.55	(.01)	2.01	2.00	–	(.19)
2004	14.11	(.08)	1.52	1.44	–	–
2003	9.97	(.07)	4.21	4.14	–	–
2002	12.34	(.06)	(1.99)	(2.05)	–	(.32)
2001	12.06	.13	1.13	1.26	(.13)	(.85)
Small-Cap Fund
Six months ended June 30, 2006 (Unaudited)	27.02	.42	.46	.88	–	–
Year ended December 31,
2005	29.85	.58	2.43	3.01	(.57)	(5.27)
2004	28.81	.42	3.75	4.17	(.43)	(2.70)
2003	20.33	.45	8.47	8.92	(.44)	–
2002	21.68	.52	(1.32)	(0.80)	(.53)	(.02)
2001	22.62	.24	.90	1.14	(.24)	(1.84)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

(b)	Expenses presented include dividend expense and brokerage fees for short-sales. The operating expense ratios for 2002 and 2001 were 1.69% and 1.73%, respectively (Note 3).

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

							Ratio of
					Ratio of		Net
		Net			Expenses		Investment
		Asset		Net Assets	to		Income
Return	Total	Value		End of	Average		(Loss) to	Portfolio
of	Distri-	End of	Total	Period	Net		Average	Turnover
Capital	butions	Period	Return(a)	(thousands)	Assets		Net Assets	Rate

$–	$–	$33.75	8.98%	$9,496,503	.90%		.48%	13.15%
–	(1.47)	30.97	3.62	8,779,205	.91		.95	6.64
–	(.78)	31.32	7.14	8,999,465	.90		.28	13.38
–	–	29.98	34.80	7,668,968	.91		.32	7.37
(.05)	(.23)	22.24	(8.34)	4,787,662	.91		.17	19.57
–	(.53)	24.51	10.34	4,509,042	.94		.89	18.43
–	–	18.00	3.26	3,014,205	1.61		.45	7.54
–	(.19)	17.36	12.88	2,880,730	1.64		(.05)	16.93
–	–	15.55	10.21	2,579,635	1.66		(.57)	18.86
–	–	14.11	41.52	1,923,581	1.68		(.68)	10.18
–	(.32)	9.97	(16.51)	1,086,714	1.80	(b)	(.68)	15.86
–	(.98)	12.34	10.47	834,010	1.82	(b)	1.17	32.44
–	–	27.90	3.69	2,926,407	.92		1.48	10.30
–	(5.84)	27.02	10.75	2,812,543	.93		2.21	17.28
–	(3.13)	29.85	14.78	2,673,843	.93		1.52	31.04
–	(.44)	28.81	43.85	2,365,085	.95		1.89	4.44
–	(.55)	20.33	(3.74)	1,677,194	.95		2.43	16.91
–	(2.08)	21.68	5.45	1,634,115	.96		1.14	40.39

Longleaf Partners Funds
EXPENSE EXAMPLE
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at January 1, 2006 and held through June 30, 2006.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Ongoing Expenses and Actual Fund Returns
for the period January 1, 2006 to June 30, 2006

	Partners	International	Small-Cap

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	1,089.76	1,036.87	1,032.57
Expenses Paid During Period*	4.66	8.13	4.64
Annualized Expense Ratio for Period	0.90%	1.61%	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Longleaf Partners Funds
EXPENSE EXAMPLE
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.
Ongoing Expenses and Hypothetical 5% Return
for the period January 1, 2006 to June 30, 2006

	Partners	International	Small-Cap

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	1,020.33	1,016.81	1,020.23
Expenses Paid During Period*	4.51	8.05	4.61
Annualized Expense Ratio for Period	0.90%	1.61%	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Longleaf Partners Funds
FUND INFORMATION
The following additional information may be obtained without charge, upon request, by calling 1-800-445-9469, Option 1, or on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (please call 1-800-SEC-0330 for information on the operation of the Public Reference Room).
In addition to Form N-Q, Longleaf publishes reports for each fiscal quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and management discussion. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.
Fund Trustees
Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds
SERVICE DIRECTORY
Contact us at www.longleafpartners.com or
(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24 hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
CORRESPONDENCE

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o PFPC
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800
PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Status to
Abbreviation	Symbol	Cusip	Fund Number	New Investors

Partners	LLPFX	543069108	133	Closed 7-16-04
Intl	LLINX	543069405	136	Open
Sm-Cap	LLSCX	543069207	134	Closed 7-31-97

Longleaf Partners Funds®
c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com

Item 2.     Code of Ethics.

Not applicable to semi-annual reports.

Item 3.     Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.     Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments

A complete schedule of investments at June 30, 2006 is included in the Semi-Annual Report filed under Part I of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.     Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.     Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act to 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date	August 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 21, 2006

By	/s/ Julie M. Douglas

Julie M. Douglas
Vice President & CFO – Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 21, 2006

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.